EXHIBIT 99

                      TEXT OF INVESTOR RELATIONS SLIDESHOW
                         IN USE BEGINNING MARCH 14, 2001
--------------------------------------------------------------------------------

                           FORWARD-LOOKING STATEMENTS
Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to our SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

================================================================================

                              HEALTHSOUTH Overview
================================================================================

                           LEADING HEALTHCARE PROVIDER

o Over 2,000 Facilities in all 50 States and Every Major  Metropolitan  Market
o Largest  Operator of
  - inpatient and outpatient rehabilitation facilities
  - freestanding outpatient surgery centers
  - freestanding diagnostic centers
o Over $4 Billion in Annual Revenues with $1.2 Billion EBITDA Run Rate
================================================================================

                           LEADING HEALTHCARE PROVIDER

o Strong Growth Potential and Credit Profile
o Up to 100,000 Patients Treated per Day
o Approximately 85,000 Referring Physicians
o Excellent Relationships with National and Regional Payors
o Cutting-Edge Technological Innovations

================================================================================

                   SIGNIFICANT PRESENCE IN EVERY MAJOR MARKET

[Graphic Omitted - Map]
================================================================================

                          HRC'S COMPETITIVE ADVANTAGES

o Unique National Presence

o Strong Brand Equity and Relationships with Leading Professional and Amateur Sports Organizations

[Graphic Omitted - Logos of Representative Organizations]

o Extensive Orthopaedic Expertise ("Best Practice" Techniques)
o Low-cost, Efficient Provider
o Superior   Clinical   Outcomes   with   Exceptional    Patient    Satisfaction
================================================================================
                    SUBSTANTIAL AND DIVERSIFIED REVENUE BASE
                     YEAR 2000 TOTAL REVENUE: $4,195 MILLION

[Graphic Omitted - Chart of Revenue Breakdown by Segment and Line of Business]
================================================================================

                                  OUR MISSION:
                        ENHANCE SHAREHOLDER VALUE THROUGH
                              SUPERIOR PATIENT CARE
================================================================================

                           ENHANCING SHAREHOLDER VALUE

                                   KEY DRIVERS

o Healthcare: Core Sector of the Economy
o HRC: Healthcare Provider of Choice
o Strong Core Business
o Upside Opportunities
================================================================================

                                   HEALTHCARE:
                           CORE SECTOR OF THE ECONOMY

o Represents 14% of GDP (Over $1.3 Trillion)
o Expected to Exceed 16% of GDP by 2008
o Employs Over 10 Million People
o Resistant to Economic Downturns

Source: HCFA, Bureau of Labor Statistics
================================================================================

                                   HEALTHCARE:
                           CORE SECTOR OF THE ECONOMY

o "Baby Boomer" Demographics Will Increase Healthcare Spending Over the Next Decade
  - Approx. 76 Million Between Ages 36-54
  - 30% of U.S. Population
  - Physically Active Segment
o Over 50 Population Will Increase 30% Over Next 15 Years
o Increasing Consumer Choice Will Benefit Low-Cost/Superior Outcome Providers
Source: HCFA, Admin. on Aging, Money, & Booz-Allen
================================================================================

                           ENHANCING SHAREHOLDER VALUE

                                   KEY DRIVERS

o Healthcare: Core Sector of the Economy
o HRC: Healthcare Provider of Choice
o Strong Core Business
o Upside Opportunities
================================================================================

                             HRC: PROVIDER OF CHOICE

o Demographic and Technological Developments Favor Outpatient Services Over Traditional Acute-Care Offerings
o Our Integrated Service Model Moves the Patient Through the System More Efficiently
o Ambulatory Surgery is One of the Fastest Growing Segments in Healthcare (15%+ Annual Growth)
================================================================================

                             HRC: PROVIDER OF CHOICE

o Strong Brand Name Reflects
  - Service Excellence
  - Superior Patient Outcomes
  - Exceptional Patient Satisfaction
o Branding Efforts Encourage Repeat Business (Same Store Growth)
================================================================================

                             HRC: PROVIDER OF CHOICE

o Strong Physician Relationships
  - Approximately 85,000 Referring Physicians
  - Superior Clinical Outcomes
  - Convenience, Efficiency, and State-of-the-Art Equipment
  - Professional Websites and Web-Enabled Scheduling for Affiliated Physicians
o Strong Payor Relationships
  - National Footprint
  - Proven Cost-Effective Outcomes
  - Preferred Partner for National Electronic Claims Platform
================================================================================

                           ENHANCING SHAREHOLDER VALUE

                                   KEY DRIVERS

o Healthcare: Core Sector of the Economy
o HRC: Provider of Choice
o Strong Core Business
o Upside Opportunities
================================================================================

                       CORE BUSINESS GENERATES 15% GROWTH

o Base Model
  - Stable Pricing Across All Lines
  - Modest Volume Growth (3% - 5%)
  - Tight Expense Control

                           NET RESULT: 15% EPS GROWTH
================================================================================

                               GROWTH INITIATIVES

o Pricing Initiatives:
  - Stopped Taking Price Cuts in 4Q99
  - In 2000, 35% of Contracts had Pricing Increases
  - Increase Orthopaedic and Plastics Mix in Surgery
  - Multi-Modality Roll-Out in Diagnostics Complete
================================================================================

                               GROWTH INITIATIVES

o Volume Initiatives:
  - Enhance Cross Referrals by Completing ISM Rollout
  - Tap Into Excess Capacity
o Inpatient Rehabilitation - 78% Utilization
o Outpatient Rehabilitation - 75% Utilization
o Outpatient Surgery - 50% Utilization
o Diagnostic Imaging - 50% Utilization
  - Actual Volume Growth of 6% in 4Q00
================================================================================

                         EXPENSE CONTROL AND EFFICIENCY
                               MEDCENTERDIRECT.COM

o Healthcare e-Procurement
o Provides:
  - Increased Inventory Turns
  - Enhanced Contract Compliance
  - Usage and Cost Data
  - Standardized Requisitions
o Rollout Complete by End of 2001
================================================================================

                         EXPENSE CONTROL AND EFFICIENCY
                                 SOURCE MEDICAL

o Wireless Clinical Documentation System
o Online Charting, Coding, and Claims Administration
o Realizing $2-5 per Visit in Cost Savings / Net Revenue Enhancement
o Allows Clinician More Time With Patient
o Currently in Approximately 900 HRC Outpatient Rehabilitation Facilities
  - 900 Facilities Across 40 States
  - Projected to be in over 1,000 Facilities by 1Q01
================================================================================

                         EXPENSE CONTROL AND EFFICIENCY
                                ELECTRONIC CLAIMS

o Working with Payors to File Claims Electronically Using EDI Solutions
  - HIPAA Requirements
o Contract Manager
  - Single Database for All Payor Contracts
  - Standardizes Contracting Process
o Claims Manager
  - Ensures "Clean Claim" Submitted to Payor
  - Reduces Pended Claims
o Will Drive DSO Reductions
================================================================================

                         EXPENSE CONTROL AND EFFICIENCY
                       REORGANIZATION AROUND LOCAL MARKETS

o Reorganized Operating Structure in 4Q99 into Outpatient and Inpatient
  Divisions
o Empowered Local Management
  - Physician Relationships
  - Development
  - Payor Contracting
o Streamlined Decision-Making Process
================================================================================

                           SUBSTANTIAL FREE CASH FLOW

Prior Operating Strategy:
o Rapid Acquisition/Consolidation Focus
o Establish Nationwide Network
o Substantial Capex Required to Upgrade Facilities to HRC Standards

Current Operating Strategy:
o Increase Utilization of Existing Facilities (No Capex)
o Fuel Growth with De Novo Development in Select Markets
o Incorporate Technological Innovations/Partnerships to Drive Efficiencies
o Strict Return Requirements (20% ROE Hurdle Rate)
================================================================================

                           SUBSTANTIAL FREE CASH FLOW

Change in Operating Strategy Leads to:
o High Internal Growth Rates
o Expanding Operating Margins
o Less Integration Risk
o Substantial Free Cash Flow
                    HRC MOVING FROM GROWTH BY ACQUISITION TO
                   STRONG, SUSTAINABLE GROWTH FROM OPERATIONS
================================================================================

                           ENHANCING SHAREHOLDER VALUE

                                   KEY DRIVERS

o Healthcare: Core Sector of the Economy
o HRC: Provider of Choice
o Strong Core Business
o Upside Opportunities
================================================================================

                              UPSIDE OPPORTUNITIES
                              SURGERY SYNDICATIONS

o Strong Growth in Demand for Outpatient Surgery From all Primary
  Participants:

                  Patients    [arrow]        Convenience
                  Physicians  [arrow]        Efficiency
                  Payors      [arrow]        Cost-effective

================================================================================

                               OUTPATIENT SURGERY:
                           COST EFFECTIVE ALTERNATIVE

HRC vs. Acute-Care Outpatient

--------------------------------------------------------------------------------
                                      HRC         ACUTE-CARE             SAVINGS
                                   FACILITY       ----------             -------
--------------------------------------------------------------------------------
        Knee (ACL)                 $1,607         $2,768                 42%
--------------------------------------------------------------------------------
        Shoulder Arthroscopy       $2,259         $4,070                 44%
--------------------------------------------------------------------------------
        Gall Bladder               $2,741         $5,051                 46%
--------------------------------------------------------------------------------
        Mastectomy                 $1,313         $2,430                 46%
--------------------------------------------------------------------------------
        Nasal Septum               $1,111         $2,327                 52%
--------------------------------------------------------------------------------
        Colonoscopy                  $582         $2,197                 73%
--------------------------------------------------------------------------------

================================================================================

                              UPSIDE OPPORTUNITIES
                              SURGERY SYNDICATIONS

o Opportunity to Bring in New Surgeons to Drive Case Volumes
o Goal of Adding 1,000 New Surgical Partners
o Operating at 50% Capacity Today; Incremental Volume is High Margin (40%+)
o Focus on Orthopaedics and Plastics
  - Superior Pricing
  - High Private Pay on Plastics
o Solidifies Physician Relationship; Enhances Cross-Referrals for Physical Therapy and Diagnostic
================================================================================

                              UPSIDE OPPORTUNITIES
                     SURGERY SYNDICATIONS - POTENTIAL IMPACT

o 1,000 New Surgical Partners
o Perform 1 Case Per Day
o Average Pricing of $1,100/Case
o 40% EBITDA Margin
o HRC Ownership Decreases From 67% to 60%

  Result:     Approx. $277 MM Incremental Revenue
              Approx. $111 MM Incremental EBITDA
              Approx. $66 MM Incremental Pre-Tax Earnings

                        POTENTIAL IMPACT: $.10 EPS
================================================================================

                              UPSIDE OPPORTUNITIES
                          SURGERY SYNDICATIONS - UPDATE

o Added 282 New Physicians in 2000
  - Majority Added in 4Q00
o Increased Physician Base 7% in 2000 Due to Syndication
o Added 80 New Physicians Year To Date 2001
================================================================================

                              UPSIDE OPPORTUNITIES
                          INPATIENT REHABILITATION PPS

o HCFA's Proposed Rules/Rates Issued November 2000
o HCFA's Sample Database Reflects Overall Average PPS Rate of $11,509 per Discharge
o HRC's Current Average Cost Is $9,600
o HRC Has Approximately 70,000 Medicare Discharges per Year
================================================================================

                              UPSIDE OPPORTUNITIES
                          INPATIENT REHABILITATION PPS

o Potential Impact of New PPS Rates at Full Implementation:
- $1,400 x 70,000 Discharges = $98 MM (Pre-tax Earnings)
o Additional Upside:
  - 10% Utilization Increase = $50 MM (Pre-tax Earnings)

                           POTENTIAL IMPACT: $.22 EPS
================================================================================

                              UPSIDE OPPORTUNITIES
                          INPATIENT REHABILITATION PPS

o Medicare Relief Package (BIPA) Contained Two Key Points Regarding  Inpatient
  PPS:
  - Gives Provider Option to Select 100% PPS Rate vs. Multi-Year Phase-in
  - 2% Cut Restored in 2002
o Implementation Date To Be Determined
================================================================================

                              UPSIDE OPPORTUNITIES
                          CLINICAL RESEARCH &TECHNOLOGY

The HEALTHSOUTH Advantage -

o Nationwide Platform of 2,000+ HRC Facilities
o Extensive Patient Database Across Broad Range of Diagnoses (Orthopedic, Neurological, Vascular)
o Interaction with up to 100,000 Patients per Day
o Referral Base of 85,000 Physicians
o Existing Physician Advisory Boards by Disease Specialty
================================================================================

                              UPSIDE OPPORTUNITIES
                                CLINICAL RESEARCH

o Large, Fragmented Market
  - Pharmaceutical R&D: $26 Billion per Year
  - Clinical Trials: $8 Billion per Year
o Clinical Research Historically Conducted with Academia (Teaching Hospitals & Universities
o Recently, Academic Market Share Declining
  - Bureaucracy
  - Missed Enrollment Goals
o HRC Offers Expedited Patient Enrollment
  - Direct Enrollment at the Facility Level
  - On-line Enrollment at healthsouth.com
================================================================================

                              UPSIDE OPPORTUNITIES
                                CLINICAL RESEARCH

o Creates Opportunity for HRC to Leverage Existing Infrastructure and Patient/Physician Relationships
o Physicians Want to Become More Involved in Clinical Trials
  - Exposes Physicians to Latest Therapies
  - Attracts More Patients
  - Additional Source of Income for Physicians
o Four Trials Currently Underway
  - Asthma, Head Injury, Pain Management, Orthopaedic
o Twenty Trials in Pipeline

               RESULT: HRC OFFERS PHARMACEUTICAL COMPANIES SINGLE
             POINT OF ENTRY FOR RESEARCH ON MULTIPLE DISEASE STATES

================================================================================

                              UPSIDE OPPORTUNITIES
                             NEW TECHNOLOGY LAUNCHES

o Treatment and Surgical Devices
  - Trivex Varicose Vein Procedure
  - OssaTron
  - Trans-Urethral Microwave Therapy
o New Diagnostic Applications
  - New Technology Allows High-speed, High-resolution Organ Scans
  - Expanding Coronary CT and Other Wellness Scan Capabilities
  - Growing Demand from More Educated Consumer Population

           RESULT: STRONGER PATIENT AND PHYSICIAN TIES WHICH GENERATE
                  NEW SOURCES OF REVENUE AND INCREASED VOLUMES

================================================================================

                              FINANCIAL HIGHLIGHTS

================================================================================


                          STRONG FOURTH QUARTER RESULTS

o Record Quarterly Revenues of $1.077 Billion (Up 8% vs. 4Q99)
o Fourth Consecutive  Quarter of EBITDA Margin Improvement (27.9% vs. 25.8% in
  4Q99)
o Net Income Up 26% (vs. 4Q99)
o Met 4Q00 Consensus E.P.S. Estimate of $0.19/Share
o Positive Year Over Year Volume Growth Across All Business Lines
o Continued Year Over Year Positive Pricing Momentum

================================================================================

                                  REVENUE TREND

[Graph omitted]
================================================================================


                                  EBITDA TREND

[Graph omitted]
================================================================================

                               EBITDA MARGIN TREND

[Graph omitted]
================================================================================

                                  RECENT EVENTS

o 2/1/01: Issued $275MM, 8.5% Senior Notes
o 2/6/01: Announced Letter of Intent for Sale of Richmond, VA Hospital
o 2/9/01:  Announced  Letter  of  Intent  for Sale of  Occupational  Medicine
  Division

================================================================================

                                     SUMMARY

o Favorable Demographic Trends
o National Presence
o Superior Clinical Outcomes with Exceptional Patient Satisfaction
o Strong Core Business (15% Base Growth)
o Significant Growth Initiatives and Upside Opportunities